EQ ADVISORS TRUSTSM

CLASS K SHARES

SUPPLEMENT DATED OCTOBER 1, 2011 TO THE PROSPECTUS DATED AUGUST 16, 2011, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated August 16, 2011, as supplemented of EQ Advisors Trust (the “Trust”) regarding the EQ/Quality Bond PLUS Portfolio (“Quality Bond PLUS Portfolio”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and/or a copy of the Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

Information Regarding

EQ/Quality Bond PLUS Portfolio

The purpose of this Supplement is to provide you with information about changes to the Underlying Portfolios in which the Quality Bond PLUS Portfolio may invest.

Information Regarding Changes to the Underlying Portfolios

References to ATM Core Bond Portfolio and the ATM Government Bond Portfolio hereby are changed to “EQ/AllianceBernstein Short-Term Bond Portfolio” and “EQ/AllianceBernstein Short-Term Government Bond Portfolio, respectively. In addition, information with respect to the ATM Fixed Income Portfolios in the section of the Prospectus entitled “Information Regarding the Underlying Portfolios” hereby is deleted in its entirety and replaced with the following information:

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/AllianceBernstein Short-Term Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government/Credit Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Adviser’s projection of interest rate movements.

•      Credit Risk

•      Derivatives Risk

•      Exchange Traded Funds Risk

•      Index Strategy Risk

•      Interest Rate Risk

•      Investment Grade Securities Risk

•      Leveraging Risk

•      Liquidity Risk

•      Risks Related to Investments In Other Investment Companies

•      Short Sales Risk

EQ/AllianceBernstein Short-Term Government Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. government and its agencies and instrumentalities and financial	• Credit Risk • Derivatives Risk • Exchange Traded Funds Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
	the Barclays Capital Intermediate U.S. Government Bond Index.	instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Adviser’s projection of interest rate movements.	• Leveraging Risk • Liquidity Risk • Risks Related to Investments In Other Investment Companies • Short Sales Risk • Zero Coupon and Pay-in-Kind Securities Risk

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